Exhibit 10.1

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (“Second Amendment”) is hereby made and entered into by and between KDC-CAROLINA INVESTMENTS 3, LP, a Delaware limited partnership (“Landlord”), and 3D SYSTEMS CORPORATION, a Delaware corporation (“Tenant”), effective as of the 6th day of October, 2006.

R E C I T A L S:

WHEREAS, Landlord and Tenant have heretofore entered into that certain Lease Agreement dated as of February 8, 2006 (the “Lease Agreement”); and

WHEREAS, Landlord and Tenant amended the Lease Agreement pursuant to the terms and conditions of that certain First Amendment to Lease Agreement dated as of August 8, 2006 but effective as of June 15, 2006 (the “First Amendment”);

WHEREAS, Exhibit F to the Lease Agreement provides, among other things, that in the event that certain Scope Changes (as defined in Exhibit F to the Lease Agreement) occur, either (a) Base Rent (as defined in the Lease Agreement) will be adjusted as provided for in Exhibit F, or (b) Tenant shall have the right to fund all or such portion of such excess costs in which case Base Rent will not be adjusted as a result of such Tenant expenditures; and

WHEREAS, certain Scope Changes have occurred in addition to those contemplated by the First Amendment (such additional scope changes being herein referred to as the “Second Amendment Scope Changes”) as hereinafter set forth, and Landlord and Tenant desire to provide for the funding of the Second Amendment Scope Changes.

A G R E E M E N T:

NOW, THEREFORE, for and in consideration of the premises and Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Defined Terms. All capitalized but undefined terms used in this Amendment shall have the meaning given such terms in the Lease Agreement.

2.             Nature of Scope Changes. The Second Amendment Scope Changes are as follows:

a.             Second Amendment Additions to Tenant Finish. As a result of the development of the Final Tenant Improvement Plans and Specifications provided for by Section 2(d) of the Lease Agreement, and based upon the Merriman Schmitt drawings noted in Exhibit A (attached hereto) and the September 1, 2006 Choate estimate, the final estimated amount of the Tenant Improvement Costs submitted by Choate is $6,048,543, which is $1,192,825 in excess of the $4,855,718 Tenant Allowances provided therefor in the First Amendment; provided, however, that the following amounts have not been approved by Tenant and are still in dispute between Tenant and Landlord (collectively, the “Disputed Second Amendment Amounts”):

Choate GC’s	$83,855
Re-mob HVAC	$21,716
HVAC Redesign	$27,206
Re-mob Drywall	$27,486
Electrical Design Engineering	$20,000
Credit back plywood	$2,379
Credit for electric strikes	$6,400
Omit gas grill	$11,336
Omit site/web cam	$1,644

Subtotal	$202,022

Thus, the final estimated amount of the Tenant Improvement Costs not in dispute by the parties is $5,893,727 ($6,048,543 - $202,022 = $5,846,521), and which results in an increase of $909,803 above the $4,855,718 Tenant Allowances provided therefor in the First Amendment (the amount of such increase being herein referred to as the “Second Amendment Additions to Tenant Finish”).

3.             Funding of Second Amendment Scope Changes. Tenant agrees to pay for the Second Amendment Additions to Tenant Finish as defined in paragraph 2 above as follows: Landlord is in the process of constructing the portions of the Tenant Improvements that include the Second Amendment Additions to Tenant Finish. Tenant will pay Landlord for the amount of the Second Amendment Additions to Tenant Finish on a monthly basis as Landlord incurs such costs. Landlord will submit to Tenant within fifteen days after the last day of each calendar month a Certificate for Payment indicating the amount of the expense that the Landlord has incurred during such month for Second Amendment Additions to Tenant Finish, and Tenant shall pay Landlord for such amounts as shall have been incurred in accordance with the Final Tenant Improvement Plans and Specifications on or before ten (10) business days after Tenant’s receipt of such Certificate for Payment; provided that, unless otherwise agreed by the Tenant, the aggregate amount of the actual increases to Tenant Improvements expenses billed to the Tenant pursuant to the First Amendment and this Second Amendment (not including the Disputed Second Amendment Amounts, which remain in dispute between the parties) shall not exceed $3,007,521. To the extent that Tenant and Landlord agree in writing to changes to the Merriman Schmitt drawings (see Exhibit A attached hereto) and the cost of such changes, and it causes increases above the foregoing aggregate $3,007,521 Additions to Tenant Finish pursuant to the First Amendment and this Second Amendment, Tenant will be responsible for such increase; and the parties agree that the Disputed Second Amendment Amounts remain in dispute and that the ultimate resolution of such items under the terms of the Lease may also affect the final amount of the Tenant Improvement Costs.

4.             Failure of Tenant to Pay for Second Amendment Additions to Tenant Finish. Tenant’s failure to make any payment due for Second Amendment Additions to Tenant Finish under paragraph 3 above when due and the continuance of that failure for more than 5 business days after the date on which Landlord gives Tenant written notice of the delinquency shall constitute an Event of Default under the Lease Agreement.

5.             Treatment of Tenant’s Payments for Second Amendment Scope Changes.  Consistent with the last paragraph of Exhibit F of the Lease Agreement, the Second Amendment Additions to Tenant Finish made pursuant to this Amendment and any payments made by the Tenant pursuant to this Amendment shall not result in any adjustment to Rent under the Lease Agreement or be included in the Project Costs determined pursuant to the Lease Agreement.  The Second Amendment Additions to Tenant Finish shall be deemed to be Alterations approved by the Landlord, and the amounts therefor billed to Tenant pursuant to

Certificates for Payment shall be sufficient upon payment of such amounts by Tenant to discharge any and all mechanics or other liens incurred in connection with the Second Amendment Additions to Tenant Finish.  Landlord will cooperate with Tenant such that the Second Amendment Additions to Tenant Finish and any other amounts paid by Tenant pursuant to this Agreement shall be treated as an investment in the Premises by the Tenant for purposes of the Incentives provided to the Tenant by the State of South Carolina, its agencies, instrumentalities and political subdivisions.

6.             Review of Project Costs.  On or before sixty (60) days after the Commencement Date, but in any event not later than the date of execution of the Acknowledgment Letter, the parties will cooperate and use all reasonable efforts to determine the net change to Project Costs, including but not limited to those arising from the First Amendment, this Second Amendment, any subsequent amendments or modifications to the Lease Agreement, the Final Tenant Improvements Plans and Specifications and any Incentives received by Landlord and not remitted to Tenant and taking into account the amounts paid by Tenant pursuant to the provisions of the First Amendment, this Second Amendment and any subsequent amendments or modifications to the Lease Agreement, all as required by Exhibit F to the Lease Agreement. In connection herewith, Landlord shall provide or cause to be provided to Tenant any contracts, construction draw requests and all other documents and other materials in the possession of Landlord as Tenant may reasonably request to assist Tenant’s review of (i) the increases in Project Costs reflected in the First Amendment, this Second Amendment and any subsequent amendments or modifications to the Lease Agreement and (ii) the Incentives (collectively, the “Lease Amendment Costs and Incentives”); provided that Landlord shall have no obligation to provide Tenant with any information with regard to the Total Project Costs as set forth in the original Development Budget attached to the Lease Agreement. Landlord will provide Tenant with the Contractor’s subcontracts and supporting documentation with respect to costs incurred by Contractor and/or its subcontractors for Lease Amendment Costs and Incentives and Landlord will request from the Contractor, and will use all reasonable efforts to cause Contractor to provide to Tenant, such other documentation as Tenant may reasonably request with respect to the Lease Amendment Costs and Incentives.

7.             No Further Amendment.  The Lease Agreement shall remain in full force and effect, as modified by the First Amendment and this Second Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment effective as of the date first above written.

LANDLORD:

KDC-CAROLINA INVESTMENTS 3, LP, a Delaware limited partnership

By:	KDC-Carolina Investments 3 GP, LLC, a Delaware limited liability company, its General Partner

By: Koll Development Company I, LP, a Delaware limited partnership, its Sole Member

By: SWV, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Tobin C. Grove
Tobin C. Grove,
President

TENANT:

3D SYSTEMS CORPORATION, a Delaware corporation

By:	/s/ Robert M. Grace, Jr.
Name: Robert M. Grace, Jr.
Title:Vice President, General Counsel and Secretary

CONTRACT DOCUMENT LOG - DRAWINGS - EXHIBIT ‘A’
3-D SYSTEMS

Friday, October 06, 2006

3-D SYSTEMS		LATEST	ORIGINAL	LATEST	SUPPLE-
	DRAWING	ISSUE	ISSUE	REVISION	MENT
DESCRIPTION	#	(DATE)	(DATE)	#	#	COMMENTS
COVER SHEET	G001	26-Jul-06	18-Jan-06
Up-Fit Cover Sheet	GU-001	12-Sep-06
CIVILS
COVER SHEET	C001	1-Feb-06	23-Dec-05	3		PER ROCK HILL CITY COMMENTS
OVERALL SITE PLAN	C100	1-Feb-06	23-Dec-05	3		PER ROCK HILL CITY COMMENTS
GRADING PLAN	C200	1-Feb-06	23-Dec-05	3		PER ROCK HILL CITY COMMENTS
STORM DRAINAGE PLANS	C300	1-Feb-06	23-Dec-05	3		PER ROCK HILL CITY COMMENTS
DRAINAGE AREA MAP	C400	1-Feb-06	23-Dec-05	3		PER ROCK HILL CITY COMMENTS
OVERALL EROSION CONTROL PLAN	C500	1-Feb-06	23-Dec-05	1		PER ROCK HILL CITY COMMENTS
SANITARY SEWER PROFILE	C501	27-Jan-06	27-Jan-06
SANITARY SEWER PROFILE	C502	1-Feb-06	27-Jan-06
OVERALL EROSION CONTROL PLAN	C600	1-Feb-06	23-Dec-05	3		PER ROCK HILL CITY COMMENTS
EROSION CONTROL DETAILS	C700	27-Dec-05	23-Dec-05	1		PER ROCK HILL CITY COMMENTS
EROSION CONTROL DETAILS	C701	27-Dec-05	23-Dec-05	1		PER ROCK HILL CITY COMMENTS
SITE DETAILS	C800	1-Feb-06	23-Dec-05	2		PER ROCK HILL CITY COMMENTS
LANDSCAPE PLAN	L100	1-Mar-06	31-Jan-06
PLANTING PLAN -OVERVIEW DR FRONTAGE	L101	1-Mar-06	30-Jan-06
PLANTING PLAN - MAIN PARKING AREA	L102	1-Mar-06	30-Jan-06
LANDSCAPE DETAILS	L103	1-Mar-06	30-Jan-06
STRUCTURALS
GENERAL NOTES	S001	13-Feb-06	18-Jan-06
FOUNDATION & FLOOR SLAB PLAN	S101	5-Apr-06	18-Jan-05
ROOF FRAMING PLAN & HIGH ROOF	S201	20-Apr-06	18-Jan-06			Entrance Feature Revision
FRAMING PLAN
FOUNDATION SECTIONS & DETAILS	S301	13-Feb-06	18-Jan-06
FRAMING SECTIONS & DETAILS	S401	13-Feb-06	18-Jan-06
ARCHITECTURALS
ILLUSTRATIVE SITE PLAN	A101	18-Jan-06	18-Jan-06
1ST FLOOR PRELIMINARY PRICING PLAN	AU101	12-Apr-06	6-Mar-06			TENANT CHANGES
FIRST FLOOR SHELL PLAN	A102	21-Mar-06	18-Jan-06
FIRST FLOOR ENLARGED PLAN	A102A	21-Mar-06	12-Mar-06
ROOF PLAN	A103A	20-Mar-06	18-Jan-06
CANOPY DETAILS	A103B	10-Jul-06	16-May-06
ELEVATIONS	A201	10-Jul-06	18-Jan-06
ENLARGED ELEVATIONS	A202	12-Apr-06	27-Mar-06
WALL SECTIONS & DETAILS	A301	21-Mar-06	18-Jan-06
WALL SECTIONS & DETAILS	A302	21-Mar-06	18-Jan-06
WALL SECTIONS & DETAILS	A303	17-Feb-06	18-Jan-06
STAIR DETAILS	A501	17-Feb-06	18-Jan-06
PARTIAL UP-FIT FLOOR PLAN	AU-1	11-Sep-06	4-May-06			Tenant revision
PARTIAL UP-FIT FLOOR PLAN	AU-2	11-Sep-06	4-May-06
RADIUS DIMENSION PLAN	AU-3	11-Sep-06	4-May-06
ENLARGED PLANS PARTITION TYPES	AU-4	13-Jul-06	4-May-06
PARTIAL REFLECTED CEILING PLAN	AU-5	11-Sep-06	4-May-06
PARTIAL REFLECTED CEILING PLAN	AU-6	21-Jul-06	4-May-06
FLOOR FINISH PLAN	AU-7	26-Jul-06	4-May-06
FINISH SCHEDULE	AU-8	11-Sep-06	4-May-06
DOOR SCHEDULES/ ELEVATIONS/ DETAILS	AU-9	11-Sep-06	4-May-06
ELEVATIONS	AU-10	11-Sep-06	4-May-06
ELEVATIONS	AU-11	11-Sep-06	4-May-06
ELEVATIONS	AU-12	11-Sep-06	4-May-06
DETAILS	AU-13	11-Sep-06	4-May-06
DETAILS	AU-14	11-Sep-06	4-May-06
SEISMIC NOTES AND DETAILS	AU-15		4-May-06			Issued for upfit permit
TILT
TILT UP PANEL LAYOUT	T101	13-Feb-06	13-Feb-06
TILT UP PANEL SECTIONS AND DETAILS	T201	13-Feb-06	13-Feb-06
TILT UP PANLE ELEVATIONS	T301	21-Mar-06	13-Mar-06
TILT UP PANEL ELEVATIONS	T302	21-Mar-06	13-Mar-06
TILT UP PANEL ELEVATIONS	T303	20-Apr-06	13-Feb-06			Entrance Feature Revision

CONTRACT DOCUMENT LOG - DRAWINGS - EXHIBIT ‘A’
3-D SYSTEMS

3-D SYSTEMS		LATEST	ORIGINAL	LATEST	SUPPLE-
	DRAWING	ISSUE	ISSUE	REVISION	MENT
DESCRIPTION	#	(DATE)	(DATE)	#	#	COMMENTS
PLUMBING
OVERALL FLOOR PLAN PLUMBING	P1	21-Jun-06	28-Apr-06
OVERALL FLOOR PLAN PLUMBING	P2	21-Jun-06	28-Apr-06
ENLARGED TOILET PLANS PLUMBING	P3	21-Jun-06	28-Apr-06
ENLARGED TOILET PLANS PLUMBING	P4	21-Jun-06	28-Apr-06
SCHEDULES AND DETAILS PLUMBING	P5	21-Jun-06	28-Apr-06
ELECTRICAL
PARTIAL LIGHTING PLAN	E1	5-Sep-06	5-May-06			Owner revisions
PARTIAL LIGHTING PLAN	E2	5-Sep-06	5-May-06			Owner revisions
PARTIAL LIGHTING PLAN	E3	5-Sep-06	5-May-06			Owner revisions
PARTIAL LIGHTING PLAN	E4	5-Sep-06	5-May-06			Owner revisions
PARTIAL POWER PLAN	E5	21-Jun-06	5-May-06			Mechanical revisions
PARTIAL POWER PLAN	E6	21-Jun-06	5-May-06			Mechanical revisions
PARTIAL POWER PLAN	E7	21-Jun-06	5-May-06			Mechanical revisions
PARTIAL POWER PLAN	E8	21-Jun-06	5-May-06			Mechanical revisions
PANEL SCHEDULES AND RISER DIAGRAM	E9	21-Jun-06	5-May-06			Mechanical revisions
PANEL SCHEDULES	E10	21-Jun-06	5-May-06			Mechanical revisions
NOTES AND SCHEDULES	E11	21-Jun-06	5-May-06			Mechanical revisions
MECHANICAL
SCHEDULES, NOTES AND LEGEND	MO.1	1-Sep-06	4-May-06			Revisions/Changes
SCHEDULES	MO.2	1-Sep-06	4-May-06			Revisions/Changes
CHILLED & HOT WATER FLOW DIAGRAMS	MO.3a	1-Sep-06	4-May-06			Revisions/Changes
HVAC AIRFLOW DIAGRAM	MO.3b	1-Sep-06	4-May-06			Revisions/Changes
COMPRESSED AIR & NITROGEN FLOW DIAG	MO.4	1-Sep-06	4-May-06			Revisions/Changes
DETAILS	MO.5	1-Sep-06	4-May-06			Revisions/Changes
GENERAL NOTES & CONTROL DESCRIPTION	MO.6	1-Sep-06	4-May-06			Revisions/Changes
CLEAN NITROGEN SPECIFICATION	MO.7	1-Sep-06	4-May-06			Revisions/Changes
FIRST FLOOR HYVAC PLAN	M1.1	1-Sep-06	4-May-06			Revisions/Changes
FIRST FLOOR HYVAC PLAN	M1.2	1-Sep-06	4-May-06			Revisions/Changes
FIRST FLOOR HYVAC PLAN	M1.3	1-Sep-06	4-May-06			Revisions/Changes
FIRST FLOOR HYVAC PLAN	M1.4	1-Sep-06	4-May-06			Revisions/Changes
CA & N2 FLOW DIAGRAM	M1.5	1-Sep-06	4-May-06			Revisions/Changes
EQUIPMENT
EQUIPMENT PLAN	EQ-1	5-Sep-06	3-Jul-06			Owner Revisions
PANEL SCHEDULES AND RISER DIAGRAM	EQ-2	5-Sep-06	3-Jul-06			Owner Revisions
PANEL SCHEDULES	EQ-3	5-Sep-06	3-Jul-06			Owner Revisions
PANEL SCHEDULES	EQ-4	5-Sep-06	3-Jul-06			Owner Revisions
NOTES AND SCHEDULES	EQ-5	5-Sep-06	3-Jul-06			Owner Revisions
FIRE PROTECTION
FIRE PROTECTION PLAN	FP-1		4-May-06